U.S. Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 20, 2001

                       Commission File Number: 33-55254-26

                         SEAVIEW VIDEO TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

       Nevada                            33-55254-26             87-0438640
(State or other jurisdiction of  (Commission File  Number)   (I.R.S.  Employer
incorporation  or  organization)                            Identification  No.)

            200 Madonna Blvd., Tierra Verde, FL 33715 (727-866-3660)
                   (Registrant's Address and Telephone Number)


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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

On February 20, 2001, the Registrant's Board of Directors held a special meeting whereby Richard L. McBride resigned as the Registrant's President, Chief Executive Officer as well as a Director on the Board of Directors. George S. Bernardich III was appointed, and has accepted to serve, as the Registrant's President, Chief Executive Officer and, as a Director on the Company's Board of Directors, as well.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibit Number      Exhibit Description
--------------      -------------------
     17             Corporate Resolution regarding resignation and appointment
     17.1           Resignation  of  Richard  L.  McBride
     17.2           Acceptance  of  George  S.  Bernardich  III


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 21, 2001.


Seaview  Video  Technology,  Inc.


By:/s/  _____________________________________
     George  S.  Bernadich  III,  President  &  Director



By:/s/  _____________________________________
     R.J.  Cox,  Secretary,  Treasurer  &  Director


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